UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2020

CSI Compressco LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35195	94-3450907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 2, 2020, CSI Compressco LP (the “Partnership”) was notified by the Nasdaq Stock Market LLC (“Nasdaq”) that the closing price of the Partnership’s common units over the prior 30 consecutive trading day period was below $1.00 per unit, which is the minimum closing price per unit required to maintain continued listing on the Nasdaq Global  Market under Rule 5450 of the Nasdaq Listing Rules (“Nasdaq Listing Rules”).

Under the Nasdaq Listing Rules, the Partnership has 180 calendar days from the date of the deficiency to regain compliance with the Nasdaq Listing Rules. Therefore, to regain compliance, the closing price of the Partnership’s common units on the Nasdaq Global Market must be at least $1.00 per unit for a minimum of ten consecutive trading days prior to the expiration of the extended compliance period on May 3, 2021.

If we fail to regain compliance with Nasdaq Listing Rules by May 3, 2021, the Partnership may be eligible for an additional 180 days to regain compliance by transferring to the Nasdaq Capital Market, or if we do not elect to transfer listings, the common units will be subject to  Nasdaq’s suspension and delisting procedures. The Partnership will monitor the closing price of its common units and intends to consider all available options to regain compliance with the requirements of Rule 5450, including, if necessary, by implementing a reverse  split of the Partnership’s common units, subject to approval by the board of directors of the Partnership’s general partner. A delisting of our common units from  Nasdaq could negatively impact the Partnership by, among other things, reducing the liquidity and market price of our common units, reducing the number of investors willing to hold or acquire our common units, limiting our ability to issue securities or obtain financing in the future, and limiting our ability to use a registration statement to offer and sell freely tradable securities, thereby restricting our ability to access the public capital markets.

The notice does not affect ongoing business operations of the Partnership or its reporting requirements with the Securities and Exchange Commission and does not result in a default under any of the Partnership’s credit or debt agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP By: CSI Compressco GP Inc., Its general partner

By:	/s/ Brady M. Murphy
Brady M. Murphy
President

Date: November 6, 2020

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